UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2004

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9360 Towne Centre Drive, Suite 110

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 552-2200

TABLE OF CONTENTS

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
ITEM 7. EXHIBITS.
ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

SIGNATURE

INDEX TO EXHIBITS

EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

The information in this Item 5 of this Current Report is being furnished and shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.  The information in this Item 5 of this Current Report shall be incorporated by reference into any registration statement or other document filed with the Commission.

On May 21, 2004, Amylin Pharmaceuticals, Inc. (the “Company”) issued a press release announcing acceptance of seventeen of the Company’s abstracts for publication at the American Diabetes Association Annual Meeting.  A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

99.1	Press Release issued by the Company on May 21, 2004.
99.2	Sarbanes-Oxley 401(k) Plan Change Blackout Notice.

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

On May 20, 2004, the Company sent a Sarbanes-Oxley 401(k) Plan Change Blackout Notice to its executive officers and directors informing them that a blackout period under the Company’s 401(k) Plan (the “Plan”) shall begin on June 25, 2004 and continue through July 28, 2004.  The blackout period is necessary due to a change in the administrator of the Plan.  During the blackout period, the executive officers and directors of the Company will be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring certain equity securities of the Company.  As of May 21, 2004, the Company has not received a notice pursuant to section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974.

A copy of the notice sent to the Company’s executive officers and directors is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

By:	/S/ MARTIN R. BROWN
Martin R. Brown
Senior Vice President, Operations

INDEX TO EXHIBITS

99.1	Press release issued by the Company on May 21, 2004.
99.2	Sarbanes-Oxley 401(k) Plan Change Blackout Notice.